EXHIBIT 99.1

Honesty and Integrity | Good Corporate Citizenship | Open Communication | Continuous Improvement Credit Suisse Industrials Conference December 4, 2019 Jonathan Collins Executive Vice President and Chief Financial Officer

© 2019 Dana 2 2 Certain statements and projections contained in this presentation are, by their nature, forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward - looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward - looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward - looking statement. Dana’s Annual Report on Form 10 - K, subsequent Quarterly Reports on Form 10 - Q, recent Current Reports on Form 8 - K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward - looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward - looking statement for any reason. Safe Harbor Statement

Business Overview

Markets

Light Vehicles


50%

Heavy Vehicles


29%

Off-Highway


21%

Segments

Light Vehicle Driveline Technologies
40%

Commercial Vehicle Driveline Technologies
28%

Off-Highway Drive and Motion Technologies
20%

Power Technologies
12%

Regions

North America

45%

Europe

28%

South America

6%

Asia Pacific

21%

Technologies / Products

Technologies	Products
Drive	Axles, driveshafts, transmissions, hydraulic wheel and track drives, drive units for electric and hybrid vehicles
Motion	Winches, slew drives, planetary gearboxes, hydraulic pumps, motors and valves, electronic controls
Electrodynamic	E-Motors, generators, power electronics, controls and software
Thermal	Transmission and engine oil cooling, battery and electronics cooling, charge air cooling, and exhaust-gas and heat recovery
Sealing	Gaskets and seals, transmission separator plates, cam covers and oil pan modules, heat shields, and fuel cell plates
Digital	Active and passive system controls, Software as a Service including descriptive and predictive analytics

Sales as of Dec. 31, 2018, including 100% of DDAC.

© 2019 Dana

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© 2019 Dana 4 4 4 Enterprise Strategy

© 2019 Dana 5 5 4 Lead Electric Propulsion Develop and deliver fully integrated e - Propulsion systems to capture opportunity to double CPV as core markets shift from internal combustion engines to electric propulsion

© 2019 Dana 6 6 e - Powertrain System Offering e - Propulsion System e - Power System e - Powertrain Power Pack Battery Cells, Modules, & Battery Management System e - Drive Axle Electric Motor, Inverter, & Gears Power Cradle Electric Charger, Converter, & Auxiliaries ▪ Complete Dana e - Powertrain ▪ 3 - year program, launching in 2020 ▪ $200M incremental backlog Proprietary embedded software and complete powertrain control system New Program Award for Medium - duty Electric Truck with Key OEM

2019 FY Financial Guidance

- Full-year guidance ranges remain unchanged from 3Q earnings report
- Sales trending towards lower end of range due to continued softness in demand, particularly in heavy vehicle segments
- Profit conversion on sales decline ameliorated by cost recovery secured in November
- Profit and adjusted free cash flow margins as well as EPS remain unchanged

Guidance Ranges

	Low	Current Indication	High
Sales	**$8,550M**	**~$8,600M**	**$8,850M**
Adj. EBITDA	**$1,000M**	**~$1,020M**	**$1,070M**
Profit Margin		***~11.9%***	
Adj. FCF Margin		***~3%***	
Diluted Adj. EPS	**$2.85**	**~$3.05**	**$3.25**

See appendix for comments regarding the presentation of non-GAAP measures

|--| Guidance Range ● Current Indication ● Prior Indication

Expecting 3rd year of sales, profit, and FCF growth

© 2019 Dana 7

© 2019 Dana 8 8 2020 Outlook Inorganic Cost Synergies Lower Commodity Costs Organic Backlog (+) Market ( - ) ▪ Anticipating nominal top - line growth as full year of acquisitions and backlog will largely offset end - market demand declines ▪ Expect modest profit margin expansion due to acquisition cost synergies and lower commodity costs ▪ Foresee significant free cash flow growth due to higher profit, lower one - time costs, and lower capital requirements ➨ ➨ ➨ Poised to deliver sales, profit, and FCF growth for 4 th consecutive year

© 2019 Dana 9 9 $ Continued Strong Financial Results Growing New Business Backlog Advancing Enterprise Strategy Increasing Shareholder Value

Appendix

Non-GAAP Financial Information

The preceding slides refer to adjusted EBITDA, a non-GAAP financial measure which we have defined as net income before interest, taxes, depreciation, amortization, equity grant expense, restructuring expense and, non-service cost components of pension and other postretirement benefits (OPEB) cost and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. adjusted EBITDA should not be considered a substitute for income before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income attributable to the parent company, excluding any nonrecurring income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP.

Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities excluding voluntary pension contributions less purchases of property, plant and equipment. We believe these measures are useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow and adjusted free cash flow are not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP. Free cash flow and adjusted free cash flow may not be comparable to similarly titled measures reported by other companies.

Please reference the "Non-GAAP Financial Information" accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for reconciliations of adjusted EBITDA, diluted adjusted EPS and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments and income tax valuation adjustments. The reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented on our website are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance.

© 2019 Dana
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